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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






To K-Tron International, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-7921, 33-8043, 33-39039, 33-39040, and 2-72898.


                                          Arthur Andersen LLP

Philadelphia, Pa.
  February 10, 1997